EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Renhuang Pharmaceutical, Inc. (the “Registrant”) on Form 10-Q for the Quarter ended January 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Li Shaoming, chief executive officer and president of the Registrant, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: March 16, 2010	/s/ Li Shaoming
Li Shaoming
Chief Executive Officer and President

In connection with the Quarterly Report of Renhuang Pharmaceutical, Inc. (the “Registrant”) on Form 10-Q for the Quarter ended January 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Yan Yi Chen, chief financial officer of the Registrant, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: March 16, 2010	/s/ Yan Yi Chen
Yan Yi Chen
Chief Financial Officer